RIVERNORTH OPPORTUNISTIC MUNICIPAL INCOME FUND, INC.
SCHEDULE OF INVESTMENTS
March 31, 2022 (Unaudited)

Shares/Description		Value
CLOSED-END FUNDS (56.55%)
186,447	AllianceBernstein National Municipal Income Fund, Inc.(a)	$2,347,368
5,827	BlackRock Municipal 2030 Target Term Trust	137,692
24,039	BlackRock Municipal Income Fund, Inc.	315,632
48,843	BlackRock Municipal Income Quality Trust	646,193
59,634	BlackRock MuniHoldings Fund, Inc.	848,592
12,827	BlackRock MuniHoldings Investment Quality Fund	157,259
96,708	BlackRock MuniHoldings New York Quality Fund, Inc.	1,239,797
100,992	BlackRock MuniYield California Fund, Inc.	1,314,916
457,870	BlackRock MuniYield Quality Fund III, Inc.(a)	5,746,268
10,564	BlackRock MuniYield Quality Fund, Inc.	145,678
44,106	BNY Mellon Strategic Municipals, Inc.	317,122
31,008	Delaware Investments National Municipal Income Fund	392,251
202,051	DTF Tax-Free Income 2028 Term Fund, Inc.	2,624,642
36,903	DWS Strategic Municipal Income Trust	381,577
126,294	Eaton Vance California Municipal Bond Fund	1,267,992
414,265	Eaton Vance Municipal Bond Fund(a)	4,764,047
170,167	Invesco Quality Municipal Income Trust	1,927,992
6,854	MFS High Income Municipal Trust	30,089
81,305	Neuberger Berman California Municipal Fund, Inc.	992,734
25,277	Nuveen AMT-Free Municipal Value Fund	373,089
1,124,177	Nuveen AMT-Free Quality Municipal Income Fund(a)	14,771,686
227,468	Nuveen California Quality Municipal Income Fund(a)	2,984,380
15,801	Nuveen Dividend Advantage Municipal Income Fund	233,697
267,207	Nuveen Dynamic Municipal Opportunities Fund	3,503,084
25,059	Nuveen Enhanced Municipal Value Fund	326,268
57,282	Nuveen Georgia Quality Municipal Income Fund	666,762
92,099	Nuveen Municipal Credit Opportunities Fund	1,243,337
68,128	Nuveen Municipal Value Fund, Inc.	652,666
313,217	Nuveen New York AMT-Free Quality Municipal Income Fund	3,802,454
37,934	Nuveen New York Municipal Value Fund	342,165
5,632	Nuveen New York Quality Municipal Income Fund	70,794
924,814	Nuveen Quality Municipal Income Fund(a)	12,355,515
10,836	PIMCO California Municipal Income Fund II	82,029
2,574	PIMCO New York Municipal Income Fund	25,920
181,594	Pioneer Municipal High Income Advantage Fund, Inc.	1,785,069
54,305	Pioneer Municipal High Income Opportunities Fund, Inc.	808,058
98,350	Western Asset Managed Municipals Fund, Inc.	1,142,827

TOTAL CLOSED-END FUNDS
(Cost $74,785,196)		70,767,641

Principal Amount/Description		Rate	Maturity	Value
MUNICIPAL BONDS (93.60%)

California (17.19%)
$1,500,000	California Municipal Finance Authority, Revenue Bonds	3.00%	05/15/54	$1,249,690
4,500,000	Coast Community College District, General Obligation Unlimited Bonds(b)	4.50%	08/01/39	5,051,128
1,450,000	Folsom Cordova Unified School District, General Obligation Unlimited Bonds(b)	4.00%	10/01/44	1,557,987

Principal Amount/Description		Rate	Maturity	Value
California (continued)
$5,500,000	Livermore Valley Joint Unified School District, General Obligation Unlimited Bonds(b)	4.00%	08/01/46	$5,794,644
5,000,000	Los Angeles Unified School District, General Obligation Unlimited Bonds(b)	5.25%	07/01/42	5,744,846
2,000,000	Victor Valley Community College District, General Obligation Unlimited Bonds(b)	4.00%	08/01/50	2,111,726
				21,510,021
Colorado (9.66%)
4,000,000	City & County of Denver Co. Airport System Revenue, Revenue Bonds(b)	5.25%	12/01/43	4,482,058
2,920,000	Colorado Health Facilities Authority, Revenue Bonds(b)	4.00%	11/15/43	3,090,115
4,420,000	Regional Transportation District, Certificate Participation Bonds(b)	4.50%	06/01/44	4,522,615
				12,094,788
Georgia (2.12%)
2,500,000	Brookhaven Development Authority, Revenue Bonds(b)	4.00%	07/01/44	2,651,724

Hawaii (7.01%)
7,650,000	City & County of Honolulu HI, General Obligation Unlimited Bonds(b)	5.00%	09/01/42	8,769,972

Illinois (11.20%)
2,000,000	Chicago Park District, General Obligation Limited Bonds	2.53%	01/01/34	1,805,267
3,385,000	City of Chicago IL, General Obligation Unlimited Bonds	5.50%	01/01/33	3,628,132
5,000,000	Macon County School District No 61 Decatur, General Obligation Unlimited Bonds(b)	4.00%	12/01/36	5,363,148
1,500,000	Metropolitan Pier & Exposition Authority, Revenue Bonds	5.00%	06/15/50	1,600,515
1,500,000	State of Illinois, General Obligation Unlimited Bonds	5.00%	11/01/25	1,624,247
				14,021,309
Michigan (7.70%)
4,915,000	Detroit Downtown Development Authority, Tax Allocation Bonds(b)	5.00%	07/01/43	5,185,527
4,000,000	Michigan Finance Authority, Revenue Bonds(b)	5.25%	12/01/41	4,446,655
				9,632,182
Missouri (4.10%)
5,000,000	Kansas City Industrial Development Authority, Revenue Bonds(b)	4.00%	03/01/45	5,127,329

Principal Amount/Description		Rate	Maturity	Value
Nevada (1.80%)
$2,000,000	Las Vegas Convention & Visitors Authority, Revenue Bonds	5.00%	07/01/43	$2,251,507

New Jersey (2.88%)
3,500,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds	4.00%	06/15/40	3,603,964

New York (14.77%)
5,000,000	City of New York NY, General Obligation Unlimited Bonds(b)	5.25%	03/01/35	5,753,188
3,725,000	Metropolitan Transportation Authority, Revenue Bonds	5.00%	11/15/41	4,199,164
4,000,000	New York Power Authority, Revenue Bonds(b)	4.00%	11/15/45	4,251,586
3,750,000	Triborough Bridge & Tunnel Authority, Revenue Bonds(b)	5.00%	11/15/43	4,275,271
				18,479,209
Ohio (1.24%)
1,495,000	Buckeye Tobacco Settlement Financing Authority, Revenue Bonds	5.00%	06/01/55	1,556,883

Oklahoma (3.54%)
4,000,000	Oklahoma City Airport Trust, Revenue Bonds(b)	5.00%	07/01/43	4,424,856

Pennsylvania (3.42%)
3,750,000	Pennsylvania State University, Revenue Bonds(b)	5.00%	09/01/43	4,284,309

Puerto Rico (4.13%)
451,179	GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds	7.50%	08/20/40	424,109
2,000,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series Restructured Series A-2, Revenue Bonds	4.33%	07/01/40	2,073,948
2,500,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series Restructured Series A-1, Revenue Bonds	5.00%	07/01/58	2,664,249
				5,162,306
Tennessee (0.67%)
1,750,000	New Memphis Arena Public Building Authority, Revenue Bonds(c)	0.00%	04/01/42	843,854

Texas (0.88%)
1,000,000	Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds	5.00%	06/30/58	1,099,162

Principal Amount/Description		Rate	Maturity	Value
Washington (1.29%)
$ 1,620,000	Washington State Convention Center Public Facilities District, Revenue Bonds	4.00%	07/01/58	$1,614,496

TOTAL MUNICIPAL BONDS
(Cost $116,495,452)				117,127,871

Shares/Description		Value
SHORT-TERM INVESTMENTS (7.82%)
9,784,528	BlackRock Liquidity Funds MuniCash (7 Day Yield 0.22%)	$9,783,549

TOTAL SHORT-TERM INVESTMENTS
(Cost $9,784,007)		9,783,549

TOTAL INVESTMENTS (157.97%)
(Cost $201,064,655)		$197,679,061

Loan Payable (-10.39%)		(13,000,000)
Floating Rate Note Obligations (-48.30%)(d)		(60,445,000)
Other Assets In Excess Of Liabilities (0.72%)		906,782
NET ASSETS (100.00%)		$125,140,843

(a)	All or a portion of the security is pledged as collateral for the loan payable. As of March 31, 2022, the aggregate value of those securities was $19,037,250 representing 15.21% of net assets.
(b)	All or portion of the principal amount transferred to a Tender Option Bond ("TOB") Issuer in exchange for TOB Residuals and cash.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Face value of Floating Rate Notes issued in TOB transactions.

Futures Contracts Sold:

Description	Contracts (Short)	Expiration Date	Notional Value	Value and Unrealized Appreciation
US 10-Yr U.S. Treasury Note Futures	(200)	June 2022	$24,575,000	$677,665
US Long Bond Future	(120)	June 2022	18,007,500	480,947
			$42,582,500	$1,158,612

RiverNorth Opportunistic Municipal Income Fund, Inc.
Notes to Quarterly Schedule of Investments	March 31, 2022 (Unaudited)

1. ORGANIZATION

RiverNorth Opportunistic Municipal Income Fund, Inc. (the “Fund”) was organized as a Maryland corporation on July 16, 2018, pursuant to an Articles of Incorporation, which was amended and restated on October 19, 2018 (“Articles of Incorporation”). The Fund had no operations until October 25, 2018 (commencement of operations), other than those related to organizational matters and the registration of its shares under applicable securities laws.

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Articles of Incorporation permit the Board of Directors (the “Board” or “Directors”) to authorize and issue fifty million shares of common stock with $0.0001 par value per share. The Fund is considered an investment company and therefore follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards codification Topic 946 Financial Services – Investment Companies.

The Fund will terminate on or before October 25, 2030; provided, that if the Board of Directors believes that under then-current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date once for up to one year, and once for an additional six months. The Fund may be converted to an open-end investment company at any time if approved by the Board of Directors and the shareholders.

The Fund’s investment adviser is RiverNorth Capital Management, LLC (the “Adviser”) and the Fund’s sub-adviser is MacKay Shields, LLC (the “Sub-adviser”). The Fund’s investment objective is to seek current income exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax). The Fund’s secondary investment objective is total return.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The financial statements are prepared in accordance with U.S. GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on March 31, 2022.

The Fund invests in closed end funds, each of which has its own investment risks. Those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one closed end fund than in another, the Fund will have greater exposure to the risks of that closed end fund.

Security Valuation: The Fund’s investments are generally valued at their fair value using market quotations. If a market value quotation is unavailable a security may be valued at its estimated fair value as described in Note 3.

Security Transactions and Investment Income: The Fund follows industry practice and records securities transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date, and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method over the life of the respective securities.

3. SECURITIES VALUATION AND FAIR VALUE Measurements

Fair value is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. U.S. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

RiverNorth Opportunistic Municipal Income Fund, Inc.
Notes to Quarterly Schedule of Investments	March 31, 2022 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including closed-end funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or the Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange-traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or the Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, Sub-Adviser, or valuation committee in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including short-term investments, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be classified as Level 1 securities.

Fixed income securities, including municipal bonds, are normally valued at the mean between the closing bid and asked prices provided by independent pricing services. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. These securities will be classified as Level 2 securities.

Futures contracts are normally valued at the final settlement price or official closing price provided by independent pricing services.

In accordance with the Fund’s good faith pricing guidelines, the Adviser, Sub-Adviser, or valuation committee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser, Sub-Adviser, or valuation committee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) discounted cash flow models; (iii) weighted average cost or weighted average price; (iv) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (v) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s, a Sub-Adviser’s, or the valuation committee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser or a Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

Good faith pricing may also be used in instances when the bonds in which the Fund invests default or otherwise cease to have market quotations readily available.

RiverNorth Opportunistic Municipal Income Fund, Inc.
Notes to Quarterly Schedule of Investments	March 31, 2022 (Unaudited)

The following is a summary of the inputs used at March 31, 2022 in valuing the Fund’s assets:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Funds	$70,767,641	$–	$–	$70,767,641
Municipal Bonds	–	117,127,871	–	117,127,871
Short-Term Investments	9,783,549	–	–	9,783,549
Total	$80,551,190	$117,127,871	$–	$197,679,061
Other Financial Instruments**
Assets:
Future Contracts	$1,158,612	$–	$–	$1,158,612
Total	$1,158,612	$–	$–	$1,158,612

*	Refer to the Fund's Schedule of Investments for a listing of securities by type.
**	Other financial instruments are derivative instruments reflected in the Schedule of Investments. Futures contracts are reported at their unrealized appreciation/depreciation.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value, and there were no transfers into or out of Level 3 during the year.

4. Derivative Financial Instruments

The following discloses the Fund’s use of derivative instruments. The Fund’s investment objective not only permits the Fund to purchase investment securities, but also allow the fund to enter into various types of derivative contracts such as futures. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objective more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk: Interest rate risk relates to the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates.

Risk of Investing in Derivatives

The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Futures

The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a fund from liquidating an unfavorable position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, a fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The Fund is party to certain enforceable master netting arrangements, which provide for the right of offset under certain circumstances, such as the event of default.

RiverNorth Opportunistic Municipal Income Fund, Inc.
Notes to Quarterly Schedule of Investments	March 31, 2022 (Unaudited)

When a purchase or sale of a futures contract is made by a fund, the fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. These amounts are included in Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Each day the Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Fund. Variation margin does not represent a borrowing or loan by the fund but instead is a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.